FINANCIAL / INVESTOR
COMMUNITY MEETING
Jim Farley
Group Vice President
Marketing & Communications
January 16, 2008

SLIDE 1
OUR PLAN
• Aggressively restructure to operate profitably at
 lower demand and changing model mix
• Accelerate the development of new products that
 customers want and value
• Finance our plan and improve our balance sheet
• Work together

SLIDE 2
GLOBAL FUNCTIONS WITH DUAL REPORTING
TO CEO AND BUSINESS UNIT LEADERS
CEO
 Product Development
Manufacturing
Marketing & Communications
Quality
Sustainability, Environmental and Safety Engineering
Purchasing
Finance
General Counsel
Government and Community Relations
Information Technology
Human and Labor Relations
The
Americas
Europe & Premier
Automotive Group
 Asia Pacific,
Africa &
Mazda

SLIDE 3
GLOBALLY BUSINESS
GROWTH IN KEY / DEVELOPING MARKETS
Industry
Volume
Market
Share
Brand
Health
Key
Area of
Focus

SLIDE 4
“GLOCAL” MARKETING
GLOBAL AND REGIONAL MARKETING FUNCTIONS
• Brand Standards
• Process
• VOC: Product Plans
• Agency Management and Contracts
• Media Buying
• Digital
• Sustainability
• Major Motor Shows
• Research and Tracking Studies
• Brand Licensing
• Media Assets
• Sales Operations
• National, Regional and Dealer
 Advertising
• Variable Marketing / Retail Promotion
 & Point of Sale Programs
• Dealership Facility Standards
• Vehicle Launches
• Retailer Education and Training
• Pricing
Global / Centralized Marketing Functions
Regional Functions

SLIDE 5
• Great Products
• Right Prices
• Low / No Incentives
• High Residual Values
• High Satisfaction
• High Loyalty
• Profitable
IMPROVEMENTS IN PRODUCT QUALITY AND
REDUCTIONS IN SUPPLY AND DEMAND VARIABLITY,
IMPROVE ABILITY TO EFFECTIVELY MARKET PRODUCTS
Demand
≥
Supply
Brand
Reputation
Incentives
Stable
Merchandise
Balance

SLIDE 6
U.S. FORD, LINCOLN AND MERCURY
DEALER STOCKS
2005
2006
2007
Full Year Average Month Stock Level
624,267
560,855
423,813

SLIDE *
SLIDE 8
Risk Factors
Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform
Act of 1995. Forward-looking statements are based on expectations, forecasts and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation:

• Continued decline in market share;
• Continued or increased price competition resulting from industry overcapacity, currency fluctuations or other factors;
• An increase in or acceleration of market shift away from sales of trucks, sport utility vehicles, or other more profitable vehicles, particularly in the United States;
• A significant decline in industry sales, particularly in the United States or Europe, resulting from slowing economic growth, geo-political events or other factors;
• Lower-than-anticipated market acceptance of new or existing products;
• Continued or increased high prices for or reduced availability of fuel;
• Currency or commodity price fluctuations;
• Adverse effects from the bankruptcy or insolvency of, change in ownership or control of, or alliances entered into by a major competitor;
• Economic distress of suppliers that has in the past and may in the future require us to provide financial support or take other measures to ensure supplies of components or materials;
• Labor or other constraints on our ability to restructure our business;
• Work stoppages at Ford or supplier facilities or other interruptions of supplies;
• Single-source supply of components or materials;
• Substantial pension and postretirement health care and life insurance liabilities impairing our liquidity or financial condition;
• Worse-than-assumed economic and demographic experience for our postretirement benefit plans (e.g., discount rates, investment returns, and health care cost trends);
• The discovery of defects in vehicles resulting in delays in new model launches, recall campaigns or increased warranty costs;
• Increased safety, emissions (e.g., CO2), fuel economy, or other (e.g., pension funding) regulation resulting in higher costs, cash expenditures, and/or sales restrictions;
• Unusual or significant litigation or governmental investigations arising out of alleged defects in our products or otherwise;
• A change in our requirements for parts or materials where we have entered into long-term supply arrangements that commit us to purchase minimum or fixed quantities of certain parts or materials, or to pay a minimum amount to the seller ("take-or-pay" contracts);
• Adverse effects on our results from a decrease in or cessation of government incentives;
• Adverse effects on our operations resulting from certain geo-political or other events;
• Substantial negative Automotive operating-related cash flows for the near- to medium-term affecting our ability to meet our obligations, invest in our business or refinance our debt;
• Substantial levels of Automotive indebtedness adversely affecting our financial condition or preventing us from fulfilling our debt obligations (which may grow because we are able to incur substantially more debt, including additional secured debt);
• Inability of Ford Credit to access debt or securitization markets around the world at competitive rates or in sufficient amounts due to additional credit rating downgrades, market volatility, market disruption or otherwise;
• Higher-than-expected credit losses;
• Increased competition from banks or other financial institutions seeking to increase their share of financing Ford vehicles;
• Changes in interest rates;
• Collection and servicing problems related to finance receivables and net investment in operating leases;
• Lower-than-anticipated residual values or higher-than-expected return volumes for leased vehicles; and
 New or increased credit, consumer or data protection or other regulations resulting in higher costs and/or additional financing restrictions.

We cannot be certain that any expectation, forecast or assumption made by management in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion of these risks, see "Item 1A. Risk Factors" in our 2006 Form 10-K Report.
SAFE HARBOR

THANK YOU!